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                                                                    EXHIBIT 23.2


                        [HOGAN & SLOVACEK LETTERHEAD]




                                        August 23, 1996





                        INDEPENDENT AUDITOR'S CONSENT




We consent to the use in this Form S-1 Registration Statement of Dransfield China Paper Corporation of our report dated August 23, 1996, appearing in the Prospectus, which is part of this Registration Statement.


                                        /s/ HOGAN & SLOVACEK




                                                                    Exhibit 23.2
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